SUPPLEMENT DATED DECEMBER 2, 2021
to the following variable annuity prospectuses dated May 1, 2021

Talcott Resolution Life Insurance Company Separate Account Two:
The Director Choice Series III/IIIR
The Director Choice Series II/IIR
The Director Choice Series I

This supplement updates certain information in your prospectus for insurance products issued by Talcott Resolution Life Insurance Company

At a meeting of the Board of Trustees of AB Variable Products Series Fund, Inc. (the “Board”) held on November 2-4, 2021, the Board approved the liquidation and termination of the AB VPS Intermediate Bond Portfolio (the “Portfolio”). The Portfolio expects to make liquidating distributions on or shortly after March 4, 2022 and will convert its assets to cash shortly before this date.
For Contract Owners not invested in the Fund:
Contract Owners not invested in the Fund need not take any action.
For Contract Owners invested in the Fund:
Due to the liquidation of the Fund, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades after the close of business on or about March 2, 2022 (the “closing date”). You may transfer some or all of your Contract Value from the affected Portfolio to other investment options currently offered by your Contract. If you do not transfer your Contract Value from the affected Portfolio by the closing date, we will automatically transfer any of your Contract Value remaining in the Fund on the closing date to the Invesco V.I. Government Money Market Fund Sub-Account.
Also, effective as of the close of business on the closing date:
•DCA, Asset Rebalancing and/or InvestEase® Programs: If you are enrolled in a DCA, Asset Rebalancing and/or InvestEase® Program that includes the Portfolio you may provide us alternative instructions prior to the closing date. If you do not provide us alternative instructions prior to closing date, we will automatically update your DCA, Asset Rebalancing and/or InvestEase® Program to replace the Portfolio with the Invesco V.I. Government Money Market Fund Sub-Account;
•Automatic Income Program: If you are enrolled in an Automatic Income Program that includes the Portfolio, your income payments will continue to come out of the Portfolio until the Portfolio liquidates on or about March 4, 2022. Upon the Portfolio’s liquidation, all Contract Value in the Portfolio will be automatically transferred to the Invesco V.I. Government Money Market Fund Sub-Account and your Automatic Income Program will be automatically updated to replace the Portfolio with the Invesco V.I. Government Money Market Fund Sub-Account, unless you provide us alternative instructions prior to March 4, 2022; and
•Allocation Models (Pre-defined or custom (“self-select”)): If you are invested in an Allocation Model that includes the Portfolio, the model will be automatically updated on the closing date to replace the Portfolio with the Invesco V.I. Government Money Market Fund Sub-Account. If you are in a “self-select” model and would like to change your selections or you would like to invest in a different model you may provide us new instructions at any time.
Fund transfers made from the Invesco V.I. Government Money Market Fund Sub-Account within 60 calendar days after March 4, 2022, will not count against any limit on the number of transfers in one contract year.
If you have questions, or need assistance with fund transfers and updates to future contribution allocations, please call our Annuity Contact Center at 1-800-862-6668, Monday through Thursday, 8:00 a.m. to 7:00 p.m., or Friday, 9:15 a.m. to 6:00 p.m., Eastern Time. Contact your investment professional if you need advice on your unique financial situation.
Upon completion of the liquidation of the Portfolio, all references to the Portfolio in the prospectus are deleted.

This supplement should be retained with your prospectus.

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